                                                                    EXHIBIT 20.2


                        LETTER OF TRANSMITTAL AND CONSENT

                     TO TENDER AND TO CONSENT IN RESPECT OF

 11 1/2% SENIOR NOTES DUE 2007, CUSIP NO. 681593AE9 (THE "FIRST TRANCHE NOTES")
                                       AND
 11 1/2% SENIOR NOTES DUE 2007, CUSIP NO. 039101AA8 (THE "SECOND TRANCHE NOTES"
            AND, TOGETHER WITH THE FIRST TRANCHE NOTES, THE "NOTES")


                                       OF

                             ARCADIA FINANCIAL LTD.
                   (FORMERLY KNOWN AS OLYMPIC FINANCIAL LTD.)

 PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT DATED
                                  MAY 8, 2000

                        The Depositary for the Offer is:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


      By Certified or Registered Mail:                    By Overnight Courier:                       In Person By Hand Only:
        Norwest Bank Minnesota, N.A.                  Norwest Bank Minnesota, N.A.                  Norwest Bank Minnesota, N.A.
         Corporate Trust Operations                    Corporate Trust Operations                     Northstar East Building
                MAC N9303-121                                 MAC N9303-121                           608 Second Avenue South
                P.O Box 1517                        Sixth Street and Marquette Avenue           12th Floor, Corporate Trust Services
        Minneapolis, Minnesota 55480                  Minneapolis, Minnesota 55479                  Minneapolis, Minnesota 55402
      Reference: Arcadia Financial Ltd.             Reference: Arcadia Financial Ltd.            Reference: Arcadia Financial Ltd.

                                                        By Facsimile Transmission
                                                    (For Eligible Institutions Only):
                                                              612-667-4927
                                                  Attention: Corporate Trust Operations
                                                    Reference: Arcadia Financial Ltd.
                                                     Confirm Facsimile by Telephone:
                                                              612-667-9764

                                                     Telephone Inquiries: 800-344-5128


--------------------------------------------------------------------------------
THE CONSENT PAYMENT DEADLINE (I.E., THE TIME BY WHICH HOLDERS MUST TENDER NOTES IN ORDER TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT) WILL BE 5:00 P.M., NEW YORK CITY TIME, ON MAY 22, 2000, UNLESS EXTENDED. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 6, 2000, UNLESS EXTENDED OR EARLIER TERMINATED.
--------------------------------------------------------------------------------

   DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase and Consent Solicitation Statement.

   This Letter of Transmittal and Consent is to be completed by a Holder desiring to tender Notes unless such Holder is executing the tender through DTC's Automated Tender Offer Program ("ATOP"). THIS LETTER OF TRANSMITTAL AND CONSENT NEED NOT BE COMPLETED BY A HOLDER TENDERING THROUGH ATOP.

   FOR A DESCRIPTION OF CERTAIN PROCEDURES TO BE FOLLOWED IN ORDER TO TENDER NOTES (THROUGH ATOP OR OTHERWISE), SEE "THE OFFER -- PROCEDURE FOR TENDERING NOTES" IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT AND THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL AND CONSENT.

                                 TENDER OF NOTES

         [ ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

         [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------

         Account Number:
                        -------------------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------



         List below the Notes to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.


---------------------------------------------------------------------------------------------------------------------------------
                                                       DESCRIPTION OF NOTES
---------------------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        SERIES OF                          AGGREGATE         PRINCIPAL AMOUNT
    OR NAME OF DTC PARTICIPANT AND PARTICIPANT'S         NOTES (I.E.,                        PRINCIPAL           TENDERED AND
          DTC ACCOUNT NUMBER IN WHICH NOTES             FIRST TRANCHE    CERTIFICATE          AMOUNT              AS TO WHICH
           ARE HELD (PLEASE FILL IN BLANK)                 NOTES OR      NUMBER(S)*         REPRESENTED      CONSENTS ARE GIVEN**
                                                            SECOND
                                                           TRANCHE
                                                            NOTES)


---------------------------------------------------------------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF NOTES
---------------------------------------------------------------------------------------------------------------------------------
*    Need not be completed by Holders tendering by book-entry transfer.

**   Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. A tendering Holder is required to Consent to the Amendments with respect to all Notes tendered by such Holder.
---------------------------------------------------------------------------------------------------------------------------------

         If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Notes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby (a) tenders to Arcadia Financial Ltd., a Minnesota corporation (the "Company"), upon the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement, dated May 8, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, the principal amount of Notes of the series indicated in the table above entitled "Description of Notes" under the column heading "Principal Amount Tendered and as to which Consents are Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table) and
(b) consents, with respect to the aggregate principal amount of such Notes, to the Amendments to the Indenture under which such Notes were issued described in the Offer to Purchase and to the execution of the Third Supplemental Indenture effecting such Amendments. The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn, and the consent granted hereby may not be revoked, except in accordance with the procedures set forth in the Offer to Purchase. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

   Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby and (b) waives any and all other rights with respect to such Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned's consent to the Amendments and as certification that the Consent Condition has been satisfied, all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase.

  If the undersigned is not the registered Holder of the Notes listed in the box above labeled "Description of Notes" under the column heading "Principal Amount Tendered and as to which Consents are Given" or such registered Holder's legal representative or attorney-in-fact (or, in the case of Notes held through DTC, the DTC participant for whose account such Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Consent in respect of such Notes on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

   The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such tendered Notes are accepted for payment and paid for by the Company pursuant to the Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Amendments or to complete the execution of the Third Supplemental Indenture containing the Amendments.

   No authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

   Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

   In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any Notes from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated.



                          A. SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 2)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or sent to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal and Consent.

Name
    ------------------------------------------------------------
                         (Please Print)

Address
       ---------------------------------------------------------

----------------------------------------------------------------
                                           (Zip Code)

----------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

                          B. SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 2)

To be completed ONLY if checks are to be issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal and Consent or sent to an address different from that shown in the box entitled
"Description of Notes" within this Letter of Transmittal and Consent.


Name
    ------------------------------------------------------------
                         (Please Print)

Address
       ---------------------------------------------------------

----------------------------------------------------------------
                                           (Zip Code)

----------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

                         PLEASE COMPLETE AND SIGN BELOW
            (This page is to be completed and signed by all tendering
         Holders except Holders executing the tender through DTC's ATOP)

     By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the Amendments (and to the execution of the Third Supplemental Indenture effecting the Amendments) with respect to, the principal amount of the Notes of the series listed in the box above labeled "Description of Notes" under the column heading "Principal Amount Tendered and as to which Consents are Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s)
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated
     ---------------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity
        ------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and
Telephone Number
                ----------------------------------------------------------------

Tax Identification or
Social Security No.
                   -------------------------------------------------------------

             (REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                                 --------------

                          MEDALLION SIGNATURE GUARANTEE
                   (ONLY IF REQUIRED - SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor
                                 -----------------------------------------------

Name of Firm
            --------------------------------------------------------------------

                                [Place Seal Here]

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

     If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal and Consent. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are different registrations of certificates.

     If this Letter of Transmittal and Consent or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

     When this Letter of Transmittal and Consent is signed by the registered Holders of the Notes tendered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     UNLESS THIS LETTER OF TRANSMITTAL AND CONSENT IS SIGNED BY THE REGISTERED HOLDER(S) OF THE NOTES TENDERED HEREBY (OR BY A PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF SUCH NOTES), SUCH NOTES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, AND BE ACCOMPANIED BY A DULY COMPLETED PROXY ENTITLING THE SIGNER TO CONSENT WITH RESPECT TO SUCH NOTES ON BEHALF OF SUCH REGISTERED HOLDER(S) (OR SUCH PARTICIPANT), AND EACH SUCH ENDORSEMENT, INSTRUMENT OF TRANSFER OR PROXY MUST BE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDER(S) APPEAR(S) ON THE NOTES (OR AS THE NAME OF SUCH PARTICIPANT APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF SUCH NOTES); SIGNATURES ON EACH SUCH ENDORSEMENT, INSTRUMENT OF TRANSFER OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     2. Signature Guarantees. Signatures on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered hereby are tendered by a registered Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal and Consent. See Instruction 1.

     3. Transfer Taxes. Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     4. Substitute Form W-9. Each tendering Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments, if any, until a TIN is provided to the Depositary.

     5. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number set forth on the last page of the Offer to Purchase. A Holder may also contact the Dealer Managers at their telephone number set forth below on the last page of the Offer to Purchase or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder or other payee with respect to Notes purchased pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations and certain Non-U.S. Holders) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9. In order for a Non-U.S. Holder to qualify as an exempt recipient, that Non-U.S. Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a Holder or other payee with respect to Notes purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that
(a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the registered owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------
                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE
    SUBSTITUTE                    BOX AT RIGHT AND CERTIFY BY SIGNING
    FORM W-9                      AND DATING BELOW.                                  ----------------------------

                                                                                     ----------------------------
                                                                                       Social Security Number(s)

                                                                                      OR

                                                                                     ----------------------------
                                                                                       Employer Identification
                                                                                              Number(s)
                               -----------------------------------------------------------------------------------
    DEPARTMENT OF THE             PART 2--                                            PART 3--
    TREASURY,  INTERNAL           CERTIFICATION-- Under penalties of perjury, I       Awaiting TIN    [ ]
    REVENUE SERVICE               certify that:

                                  (1) The number shown on this form is my
                                      correct taxpayer identification number (or
                                      I am waiting for a number to be issued for
                                      me), and

                                  (2) I am not subject to backup withholding
                                      because: (a) I am exempt from backup
                                      withholding, or (b) I have not been
                                      notified by the Internal Revenue Service
                                      (IRS) that I am subject to backup
                                      withholding as a result of a failure to
                                      report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                               -----------------------------------------------------------------------------------

     PAYER'S REQUEST              CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been
     FOR TAXPAYER                 notified by the IRS that you are currently subject to backup withholding because
     IDENTIFICATION               of underreporting interest or dividends on your tax return.
     NUMBER ("TIN")
     AND CERTIFICATIONS

                                  Name
                                      ---------------------------------------
                                  Address
                                         ------------------------------------
                                         (include zip code)

                                  SIGNATURE                            DATE
                                            --------------------------      --------------------
-----------------------------------------------------------------------------------------------------------------

         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE                                          DATE
          ----------------------------------------      ------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


--------------------------------------------------------------------------------
    FOR THIS TYPE OF ACCOUNT:             GIVE THE
                                          SOCIAL SECURITY
                                          NUMBER OF--

--------------------------------------------------------------------------------
    1.   Individual                       The individual

    2.   Two or more individuals          The actual owner of the
         (joint account)                  account or, if combined
                                          funds, the first individual on
                                          the account(1)

    3.   Husband and wife (joint          The actual owner of the
         account)                         account or, if joint funds, the
                                          first individual on the
                                          account(1)

    4.   Custodian account of a           The minor(2)
         minor (Uniform Gift to
         Minors Act)

    5.   Adult and minor (joint           The adult or, if the minor is
         account)                         the only contributor, the
                                          minor(1)

    6.   Account in the name of           The ward, minor, or
         guardian or committee            incompetent person(3)
         for a designated ward,
         minor, or incompetent
         person

    7.   a.  The usual revocable          The grantor-trustee(1)
             savings trust
             account (grantor is
             also trustee)

         b.  So-called trust              The actual owner(1)
             account that is not a
             legal or valid trust
             under State law
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    FOR THIS TYPE OF ACCOUNT:                         GIVE THE
                                                      EMPLOYER
                                                      IDENTIFICATION
                                                      NUMBER OF --
--------------------------------------------------------------------------------
    8.       Sole proprietorship account              The owner(4)

    9.       A valid trust, estate, or pension        Legal entity (Do not
             trust                                    furnish the identifying
                                                      number of the
                                                      personal
                                                      representative or
                                                      trustee unless the
                                                      legal entity itself is not
                                                      designated in the
                                                      account title.)(5)

    10.      Corporate                                The corporation

    11.      Religious, charitable, or                The organization
             educational organization

    12.      Partnership held in the name of          The partnership
             the business

    13.      Association, club or other tax-          The organization
             exempt organization

    14.      A broker or registered nominee           The broker or
                                                      nominee

    15.      Account with the Department of           The public entity
             Agriculture in the name of a
             public entity (such as a State or
             local government, school
             district or prison) that receives
             agricultural program payments.

--------------------------------------------------------------------------------


     (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's Social Security number must be furnished.

     (2) Circle the minor's name and furnish the minor's Social Security number.

     (3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.

     (4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or your Employer Identification Number (if you have one).

     (5) List first and circle the name of the legal trust, estate or pension trust.

     NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o    A corporation.

o    A financial institution.

o An organization exempt from tax under section 501(a),* an individual retirement plan or a custodial account under Section 403(b)(7).

o    The United States or any agency or instrumentality thereof.

o A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

o    A real estate investment trust.

o    A common trust fund operated by a bank under section 584(a).

o    An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

o    An entity registered at all times under the Investment Company Act of 1940.

o    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount renewed is not paid in money.

o    Payments made by certain foreign organizations.

o    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to non-resident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

o    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PRIVACY ACT NOTICE-Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.--If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.


--------

* Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

     In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal and Consent, certificates for Notes and any other required documents to the Depositary at one of its addresses set forth below or tender pursuant to DTC's Automated Tender Offer Program.


                        The Depositary for the Offer is:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


       By Certified or Registered Mail:                   By Overnight Courier:                       In Person By Hand Only:

         Norwest Bank Minnesota, N.A.                 Norwest Bank Minnesota, N.A.                  Norwest Bank Minnesota, N.A.
          Corporate Trust Operations                   Corporate Trust Operations                     Northstar East Building
                 MAC N9303-121                                MAC N9303-121                           608 Second Avenue South
                 P.O Box 1517                       Sixth Street and Marquette Avenue           12th Floor, Corporate Trust Services
         Minneapolis, Minnesota 55480                 Minneapolis, Minnesota 55479                  Minneapolis, Minnesota 55402
       Reference: Arcadia Financial Ltd.            Reference: Arcadia Financial Ltd.            Reference: Arcadia Financial Ltd.

                                                        By Facsimile Transmission
                                                    (For Eligible Institutions Only):
                                                              612-667-4927
                                                       Attention: Corporate Trust
                                                               Operations
                                                    Reference: Arcadia Financial Ltd.
                                                     Confirm Facsimile by Telephone:
                                                              612-667-9764

                                                    Telephone Inquiries: 800-344-5128



     Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and Consent or related documents may be directed to the Information Agent at its telephone number set forth below. A Holder may also contact the Dealer Managers at their telephone number set forth below or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.


                     The Information Agent for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                           44 Wall Street -- 7th Floor
                               New York, NY 10005
                                  800-851-9671


                     The Dealer Managers for the Offer are:

                              GOLDMAN, SACHS & CO.
                           Liability Management Group
                           29th Floor, 85 Broad Street
                            New York, New York 10004
                                  800-828-3182